April 11, 2025 1Q25 Financial Results Exhibit 99

1Q25 Financial highlights

ROTCE[1]	CET1 capital ratios[2]	Std. RWA[3] **$1.8T**
21%	Std. **15.4%** | Adv. **15.5%**	Cash and marketable securities[4] **$1.5T**
	Total Loss-Absorbing Capacity[2] **$558B**	Average loans **$1.3T**

Income statement

- 1Q25 net income of $14.6B and EPS of $5.07
- Managed revenue of $46.0B[5]
- Expense of $23.6B and managed overhead ratio of 51%[5]

Balance sheet

- Loans: average loans of $1.3T up 2% YoY and flat QoQ
- Deposits: average deposits of $2.4T up 2% YoY and 1% QoQ
- CET1 capital of $280B[2]
  - Standardized CET1 capital ratio of 15.4%[2]; Advanced CET1 capital ratio of 15.5%[2]

Capital distributed

- Common dividend of $3.9B or $1.40 per share
- $7.1B of common stock net repurchases[6]
- Net payout LTM of 62%[6,7]

SIGNIFICANT ITEMS ($MM, EXCLUDING EPS)

	Pretax	Net income	EPS
First Republic-related gain[8]	$588	$446	$0.16

[1] See note 3 on slide 10
[2] Represents the estimated Basel III common equity Tier 1 ("CET1") capital and ratio and Total Loss-Absorbing Capacity for the current period. See note 1 on slide 11
[3] Standardized risk-weighted assets ("RWA"). Estimated for the current period. See note 1 on slide 11
[4] Cash and marketable securities represents HQLA and unencumbered marketable securities. Estimated for the current period. See note 2 on slide 11
[5] See note 1 on slide 10
[6] Includes the net impact of employee issuances. Excludes excise tax and commissions
[7] Last twelve months ("LTM")
[8] See note 4 on slide 11

JPMorganChase

1

1Q25 Financial results[1]

$B, EXCEPT PER SHARE DATA

	1Q25	$ O/(U) 4Q24	$ O/(U) 1Q24
Net interest income	$23.4	($0.1)	$0.2
Noninterest revenue	22.6	2.4	3.3
Managed revenue[1]	46.0	2.3	3.5
Expense	23.6	0.8	0.8
Credit costs	3.3	0.7	1.4
Net income	$14.6	$0.6	$1.2
Net income applicable to common stockholders	$14.3	$0.6	$1.4
EPS – diluted	$5.07	$0.26	$0.63
ROE[2]	18%	17%	17%
ROTCE[2,3]	21	21	21
Overhead ratio – managed[1,2]	51	52	53
Memo:			
NII excluding Markets[4]	$22.6	($0.4)	($0.4)
NIR excluding Markets[4]	13.8	0.1	2.2
Markets revenue[5]	9.7	2.6	1.7
Managed revenue[1]	46.0	2.3	3.5
Adjusted expense[6]	$23.5	$1.0	$0.6
Adjusted overhead ratio[1,2,6]	51%	52%	54%

$B	1Q25	4Q24	1Q24
Net charge-offs	$2.3	$2.4	$2.0
Reserve build/(release)	1.0	0.3	(0.1)
Credit costs	$3.3	$2.6	$1.9

1Q25 Tax rate
Effective rate: 20.5%
Managed rate: 23.4%[1,7]

1Q25	ROE	O/H ratio
CCB	31%	54%
CIB	18%	50%
AWM	39%	65%

Note: Totals may not sum due to rounding
[1] See note 1 on slide 10
[2] Actual numbers for all periods, not over/(under)
[3] See note 3 on slide 10
[4] See note 2 on slide 10
[5] Includes the markets-related revenues of the former Commercial Banking business segment. Prior-period amounts have been revised to conform with the current presentation
[6] See note 4 on slide 10
[7] Reflects fully taxable-equivalent ("FTE") adjustments of $704mm in 1Q25

JPMorganChase

2

Consumer Card $12.6 $14.6 $0.4 $15.0 Home Lending 0.5 0.5 0.1 0.6 Other Consumer 1 1.3 1.4 (0.1) 1.3 Total Consumer 14.4 16.5 0.4 16.9 Wholesale 1 9.8 10.0 0.5 10.5 Securities 0.2 0.2 (0.0) 0.1 Firmwide 2 $24.4 $26.6 $1.0 $27.6 1Q25 Build / (release) Mar 31, 2025Dec 31, 2024Mar 31, 2024 Note: Totals may not sum due to rounding 1 Other Consumer includes AWM’s mortgage portfolio and excludes risk-rated Business Banking and Auto dealer portfolios that are classified in Wholesale 2 Excludes an allowance for credit losses associated with certain accounts receivable in CIB 1Q25 Reserves ALLOWANCE FOR CREDIT LOSSES ($B) 3

Fortress balance sheet

$B, EXCEPT PER SHARE DATA

	1Q25	4Q24	1Q24
Risk-based capital metrics[1]			
CET1 capital	$280	$276	$258
CET1 capital ratio – Standardized	15.4%	15.7%	15.0%
CET1 capital ratio – Advanced	15.5	15.8	15.3
Basel III Standardized RWA	$1,818	$1,757	$1,712
Leverage-based capital metric[2]			
Firm SLR	6.0%	6.1%	6.1%
Liquidity metrics[3]			
Firm LCR	113%	113%	112%
Bank LCR	124	124	129
Total excess HQLA	$292	$291	$307
HQLA and unencumbered marketable securities	1,516	1,428	1,496
Balance sheet metrics			
Total assets (EOP)	$4,358	$4,003	$4,091
Deposits (average)	2,430	2,417	2,375
Tangible book value per share[4]	100.36	97.30	88.43

STANDARDIZED CET1 RATIO[1]


15.7%
82 bps
(63 bps)
(53 bps)
8 bps
(3 bps)
15.4%
4Q24
Net income[5]
Capital Distributions[6]
RWA
AOCI[7]
Other[8]
1Q25

STANDARDIZED RISK-WEIGHTED ASSETS ($B)[1]


1,757
(1)
15
46
1,818
4Q24
Lending[9]
Market Risk
Credit Risk ex. Lending
1Q25

Note: Totals may not sum due to rounding
[1] Estimated for the current period. See note 1 on slide 11
[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR")
[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 2 on slide 11
[4] See note 3 on slide 10

[5] Reflects Net Income Applicable to Common Equity
[6] Includes net share repurchases and common dividends
[7] Excludes AOCI on cash flow hedges and DVA related to structured notes
[8] Primarily CET1 capital deductions, reflecting the final phase-out of the CECL benefit
[9] Includes Loans and Commitments

JPMorganChase
4

CCB CIB AWM Corp.

Consumer & Community Banking[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	1Q25	4Q24	1Q24
Revenue[2]	$18,313	($49)	$660
Banking & Wealth Management	10,254	100	(70)
Home Lending	1,207	(90)	21
Card Services & Auto	6,852	(59)	709
Expense	9,857	129	560
Credit costs	2,629	6	716
Net charge-offs (NCOs)	2,154	88	275
Change in allowance	475	(82)	441
Net income	$4,425	($91)	($406)

FINANCIAL PERFORMANCE

- Net income of $4.4B, down 8% YoY
- Revenue of $18.3B, up 4% YoY, driven by higher net interest income in Card Services on higher revolving balances
- Expense of $9.9B, up 6% YoY, predominantly driven by higher marketing and technology expense, higher compensation for advisors and bankers and higher auto lease depreciation
- Credit costs of $2.6B
  - NCOs of $2.2B, up $275mm YoY, predominantly due to the seasoning of vintages originated in recent years in Card Services
  - Net reserve build of $475mm, predominantly driven by changes in the weighted-average macroeconomic outlook

KEY DRIVERS / STATISTICS ($B)[3]

	1Q25	4Q24	1Q24
Average equity	$56.0	$54.5	$54.5
ROE	31%	32%	35%
Overhead ratio	54	53	53
Average loans	$574.4	$577.6	$571.1
Average deposits	1,053.7	1,050.6	1,079.2
Active mobile customers (mm)[4]	59.0	57.8	54.7
Debit & credit card sales volume[5]	$448.7	$477.6	$420.7

- Average loans up 1% YoY and down 1% QoQ
- Average deposits down 2% YoY and flat QoQ
  - EOP deposits down 2% YoY and up 2% QoQ
- Active mobile customers up 8% YoY
- Debit & credit card sales volume up 7% YoY
- Client investment assets up 7% YoY and down 1% QoQ

KEY DRIVERS / STATISTICS ($B) – DETAIL BY BUSINESS

	1Q25	4Q24	1Q24
Banking & Wealth Management			
Business Banking average loans	$19.5	$19.5	$19.4
Business Banking loan originations	0.8	1.0	1.1
Client investment assets (EOP)	1,079.8	1,087.6	1,010.3
Deposit margin	2.69%	2.61%	2.71%
Home Lending			
Average loans	$244.3	$247.4	$257.9
Loan originations[6]	9.4	12.1	6.6
Third-party mortgage loans serviced (EOP)	661.6	648.0	626.2
Net charge-off/(recovery) rate	(0.04)%	(0.02)%	(0.01)%
Card Services & Auto			
Card Services average loans	$224.5	$224.3	$204.7
Auto average loans and leased assets	86.1	85.3	87.7
Auto loan and lease originations	10.7	10.6	8.9
Card Services net charge-off rate	3.58%	3.30%	3.32%
Card Services net revenue rate	10.38	10.47	10.09
Card Services sales volume[5]	$310.6	$335.1	$291.0

[1] See note 1 on slide 10
[2] See note 3 on slide 11
For additional footnotes see slide 12

JPMorganChase

5

CCB | CIB | AWM | Corp.

Commercial & Investment Bank[1,2]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	1Q25	4Q24	1Q24
Revenue	$19,666	$2,068	$2,082
Investment Banking revenue	2,268	(334)	52
Payments	4,565	(138)	99
Lending	1,915	(1)	191
Other	6	(41)	9
Total Banking & Payments	8,754	(514)	351
Fixed Income Markets	5,849	843	421[3]
Equity Markets	3,814	1,771	1,229[3]
Securities Services	1,269	(45)	86
Credit Adjustments & Other	(20)	13	(5)
Total Markets & Securities Services	10,912	2,582	1,731
Expense	9,842	1,130	1,118
Credit costs	705	644	704
Net income	$6,942	$306	$320

KEY DRIVERS / STATISTICS ($B)[4]

	1Q25	4Q24	1Q24
Average equity	$149.5	$132.0	$132.0
ROE	18%	19%	20%
Overhead ratio	50	50	50
IB fees ($mm)	$2,248	$2,479	$2,014
Average Banking & Payments loans[5]	339.9	345.0	350.3
Average client deposits[6]	1,034.4	1,011.6	931.6
Assets under custody ($T)	35.7	35.3	34.0
Net charge-off/(recovery) rate[7]	0.15%	0.25%	0.06%

FINANCIAL PERFORMANCE

- Net income of $6.9B, up 5% YoY; revenue of $19.7B, up 12% YoY
- Banking & Payments revenue
  - IB revenue of $2.3B, up 2% YoY; IB fees up 12% YoY, driven by higher debt underwriting and advisory fees, partially offset by lower equity underwriting fees
  - Payments revenue of $4.6B, up 2% YoY; excluding the net impact of equity investments, revenue up 3%, driven by higher deposit balances and fee growth, predominantly offset by deposit margin compression
  - Lending revenue of $1.9B, up 11% YoY, driven by lower losses on hedges of the retained lending portfolio, partially offset by lower loan balances
- Markets & Securities Services revenue
  - Markets revenue of $9.7B, up 21% YoY
    - Fixed Income Markets revenue of $5.8B, up 8% YoY, predominantly driven by higher revenue in Rates and Commodities
    - Equity Markets revenue of $3.8B, up 48% YoY, driven by higher revenue across products, with particularly strong performance in Derivatives amid elevated levels of volatility
  - Securities Services revenue of $1.3B, up 7% YoY, driven by fee growth on higher client activity and market levels as well as higher deposit balances, partially offset by deposit margin compression
- Expense of $9.8B, up 13% YoY, predominantly driven by higher compensation, including higher revenue-related compensation and growth in employees, as well as higher brokerage expense and higher legal expense, primarily due to the absence of a legal benefit from the prior year
- Credit costs of $705mm, predominantly driven by reserve builds related to credit quality changes on certain exposures and net lending activity, in addition to changes in the weighted-average macroeconomic outlook
  - Net reserve build of $528mm and NCOs of $177mm

REVENUE BY CLIENT COVERAGE SEGMENT ($MM)

		$ O/(U)	
	1Q25	4Q24	1Q24
Banking & Payments revenue[8]	$8,754	($514)	$351
Global Corporate & Investment Banking	5,969	(480)	149
Commercial Banking	2,825	(74)	(12)
Middle Market Banking	1,956	(9)	29
Commercial Real Estate Banking	869	(65)	(41)
Other	(40)	40	214

[1] See note 1 on slide 10; For additional footnotes see slide 12

JPMorganChase

6

CCB CIB AWM Corp.

Asset & Wealth Management[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	1Q25	4Q24	1Q24
Revenue	$5,731	($47)	$622
Asset Management	2,671	(216)	345
Global Private Bank	3,060	169	277
Expense	3,713	(59)	253
Credit costs	(10)	25	47
Net income	$1,583	$66	$293

KEY DRIVERS / STATISTICS ($B)[2]

	1Q25	4Q24	1Q24
Average equity	$16.0	$15.5	$15.5
ROE	39%	38%	33%
Pretax margin	35	35	33
Assets under management ("AUM")	$4,113	$4,045	$3,564
Client assets	6,002	5,932	5,219
Average loans	233.9	233.8	223.4
Average deposits	244.1	248.8	227.7

FINANCIAL PERFORMANCE

- Net income of $1.6B, up 23% YoY
- Revenue of $5.7B, up 12% YoY, predominantly driven by growth in management fees on strong net inflows and higher average market levels, as well as higher brokerage activity and higher deposit balances
- Expense of $3.7B, up 7% YoY, largely driven by higher compensation, including higher revenue-related compensation and continued growth in private banking advisor teams, as well as higher distribution fees
- AUM of $4.1T and client assets of $6.0T were each up 15% YoY, driven by continued net inflows and higher market levels
  - For the quarter, AUM had long-term net inflows of $54B and liquidity net inflows of $36B
- Average loans of $234B, up 5% YoY and flat QoQ
- Average deposits of $244B, up 7% YoY and down 2% QoQ

[1] See note 1 on slide 10
[2] Actual numbers for all periods, not over/(under)

JPMorganChase

7

Corporate1 1 See note 1 on slide 10 2 See note 3 on slide 11 3 See note 4 on slide 11 CCB CIB AWM Corp. SELECTED INCOME STATEMENT DATA ($MM) FINANCIAL PERFORMANCE $ O/(U) 1Q25 4Q24 1Q24 Revenue $2,304 $304 $102 Net interest income 2 1,651 (379) (826) Noninterest revenue 653 683 928 Expense 185 (365) (1,091) Credit costs (19) (1) (46) Net income $1,693 $357 $1,017 ⚫ Revenue of $2.3B, up $102mm YoY ⚫ Net interest income of $1.7B, down $826mm YoY, driven by the impact of lower rates and changes in funds transfer pricing2 for consumer deposits, partially offset by the impact of securities activity including activity in prior quarters ⚫ Noninterest revenue of $653mm, compared with a net loss of $275mm in the prior year, driven by the $588mm First Republic-related gain3 as well as lower net investment securities losses ⚫ Expense of $185mm, down $1.1B YoY, driven by the impact of a FDIC special assessment accrual release of $323mm compared with an increase of $725mm in the prior year 8

Outlook[1]

FIRMWIDE

1

Expect FY2025 net interest income of **~$94.5B**, market dependent

Expect FY2025 net interest income excluding Markets of **~$90B**, market dependent

2

Expect FY2025 adjusted expense of **~$95B**, market dependent

– Adjusted expense excludes Firmwide legal expense

3

Expect FY2025 Card Services NCO rate of **~3.6%**

[1] See notes 1, 2 and 4 on slide 10

JPMorganChase

9

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the lines of business and Corporate. For a reconciliation of the Firm’s results from a reported to managed basis, refer to page 7 of the Earnings Release Financial Supplement 2. In addition to reviewing net interest income (“NII”) and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 28 of the Earnings Release Financial Supplement. For additional information on Markets revenue, refer to pages 81-82 of the Firm’s 2024 Form 10-K 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”) are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, refer to page 10 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $119.24, $116.07 and $106.81 at March 31, 2025, December 31, 2024 and March 31, 2024, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $121mm, $236mm and ($72mm) for the three months ended March 31, 2025, December 31, 2024 and March 31, 2024, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed net revenue. Management believes this informat ion helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 10

Additional notes 1. As of January 1, 2025, the benefit from the Current Expected Credit Losses ("CECL") capital transition provision had been fully phased-out; as of December 31, 2024 and March 31, 2024, CET1 capital and Total Loss-Absorbing Capacity reflected the remaining $720mm CECL benefit. Refer to Note 27 of the Firm’s 2024 Form 10-K for additional information 2. Total excess high-quality liquid assets (“HQLA”) represent the average eligible unencumbered liquid assets that are in excess of what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities, includes end-of-period HQLA, excluding regulatory prescribed haircuts under the LCR rule where applicable, for both the Firm and the excess HQLA-eligible securities included as part of the excess liquidity at JPMorgan Chase Bank, N.A., which are not transferable to non-bank affiliates and thus excluded from the Firm’s LCR. Also includes other end-of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 108-115 of the Firm’s 2024 Form 10-K for additional information 3. During the fourth quarter of 2024, the Firm made a change to its funds transfer pricing with respect to consumer deposits, resulting in an increase in the funding benefit reflected within CCB net interest income which is fully offset within Corporate net interest income 4. On January 17, 2025, the Firm reached an agreement with the FDIC with respect to certain outstanding items related to the First Republic acquisition. As a result of the agreement, the Firm made a payment of $609mm to the FDIC on January 31, 2025 and reduced its additional payable to the FDIC, which resulted in a gain of $588mm which was recorded in other income in the first quarter of 2025. Refer to Note 34 on pages 319-321 of the Firm’s 2024 Form 10-K for additional information 11

Additional notes on slides 5-6 Slide 5 – Consumer & Community Banking 3. Actual numbers for all periods, not over/(under) 4. Users of all mobile platforms who have logged in within the past 90 days 5. Excludes Commercial Card 6. Firmwide mortgage origination volume was $11.2B, $14.2B and $7.6B for the three months ended March 31, 2025, December 31, 2024 and March 31, 2024, respectively Slide 6 – Commercial & Investment Bank 2. Effective in the second quarter of 2024, the Firm reorganized its reportable business segments by combining the former Corporate & Investment Bank and Commercial Banking business segments to form one segment, the Commercial & Investment Bank ("CIB") 3. In the fourth quarter of 2024, certain net funding costs that were previously allocated to Fixed Income Markets were reclassified to Equity Markets. Prior-period amounts have been revised to conform with the current presentation 4. Actual numbers for all periods, not over/(under) 5. On January 1, 2025, $5.6B of loans were realigned from Global Corporate Banking to Fixed Income Markets 6. Client deposits and other third-party liabilities (“client deposits”) pertain to the Payments and Securities Services businesses 7. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate 8. Refer to page 78 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2024 for a description of each of the client coverage segments 12

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2024, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs- web.com/ir/sec-other-filings/overview), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 13